Exhibit 10.2

               ASSUMPTION AGREEMENT, dated as of July 1, 2002, made by Specialty Books, Inc., a Delaware corporation (the "Additional Grantor"), in favor of JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

               WHEREAS, NBC Acquisition Corp. ("Holdings"), Nebraska Book Company, Inc. (the "Borrower"), the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of February 13, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

               WHEREAS, in connection with the Credit Agreement, Holdings, the Borrower and certain of their Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of February 13, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

               WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

               WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

               NOW, THEREFORE, IT IS AGREED:

               1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1, 2 and 4 to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

               2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                            SPECIALTY BOOKS, INC.


                                            By: /s/ Mark W. Oppegard
                                                -------------------------
                                                Name:  Mark W. Oppegard
                                                Title:  President

                                                                      ANNEX A-1

            SCHEDULE SUPPLEMENT TO GUARANTEE AND COLLATERAL AGREEMENT


Schedule 1- Notice Addresses of Guarantors

Specialty Books, Inc.
4700 South 19th Street
Lincoln, Nebraska 68512


Schedule 2- Description of Pledged Securities

Pledged Stock:

------------------------ --------------------- --------------------- ---------------------
        Issuer              Class of Stock      Stock Certificate       No. of Shares
                                                       No.
------------------------ --------------------- --------------------- ---------------------
 Specialty Books, Inc.          Common                  1                    100
------------------------ --------------------- --------------------- ---------------------


Pledged Notes:

------------------------------- ----------------------------- ----------------------------
            Issuer                         Payee                   Principal Amount
------------------------------- ----------------------------- ----------------------------
            None.
------------------------------- ----------------------------- ----------------------------



Schedule 4- Location of Jurisdiction of Organization and Chief Executive Office


---------------------------------------------- -------------------------------------------
     Grantor's Name and Jurisdiction of            Location of Chief Executive Office
                Organization
---------------------------------------------- -------------------------------------------
            Specialty Books, Inc.                          Lincoln, Nebraska
           a Delaware corporation
---------------------------------------------- -------------------------------------------